PAINEWEBBER BALANCED FUND
    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 10, 1999

                                                                October 10, 2000

Dear Investor,

      The board of directors for PaineWebber Balanced Fund has approved changes to the fund's investment strategies that became effective on October 10, 2000. As a result of these new investment strategies, the fund's Statement of Additional Information ("SAI") is revised as follows:

THE DESCRIPTION OF PAINEWEBBER BALANCED FUND ON P. 2 OF THE SAI IN THE SECTION CAPTIONED "THE FUNDS AND THEIR INVESTMENT POLICIES" IS REVISED BY REPLACING THE THIRD PARAGRAPH IN ITS ENTIRETY WITH THE FOLLOWING:

            For its stock investments, Balanced Fund seeks to replicate (before fees and expenses) the total return of the Standard & Poor's
            Composite Stock Price Index. For its bond investments, the fund seeks to replicate (before fees and expenses) the total return of the Lehman Brothers Aggregate Bond Index. To the extent necessary to track the performances of these benchmark indices, the fund may invest in U.S. dollar denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund also may invest up to 10% of its assets in bonds and other securities (including convertible securities) rated below investment grade but rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), comparably rated by another rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The fund's bond investments may include zero coupon bonds and other original issue discount securities.